Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

of Lincoln Life & Annuity Company of New York

Supplement to Prospectus

for

Lincoln Ensemble II Variable Universal Life Insurance Policy

May 1, 2009

The Board of Trustees of Lincoln Variable Insurance Products Trust approved, subject to the approval of shareholders at a meeting to be held on May 28, 2009, a merger of the underlying fund portfolio listed below (the “Merger”) in which the corresponding sub-account of Lincoln Life Flexible Premium Variable Life Account JA-B available to you currently invests.

SUB-ACCOUNT	CURRENT UNDERLYING FUND	NEW UNDERLYING FUND (IF MERGER IS APPROVED)
LVIP Delaware Managed	LVIP Delaware Managed Fund	LVIP Delaware Foundation Conservative Allocation Fund

If the merger is approved, it is expected that it will take several weeks for the name of the sub-account to be changed on statements and other reports and correspondence you will receive from us.

The following is substituted in its entirety for the section of the Prospectus headed “The Company”:

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. The Company is an indirect subsidiary of Lincoln National Corporation (“LNC”), a publicly held insurance and financial services holding company (NYSE:LNC). Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

The Company was formed as a result of the merger of two stock life insurance company subsidiaries of LNC. On April 2, 2007, Lincoln Life & Annuity Company of New York (former Lincoln New York) was merged with and into the Company (which was then known as Jefferson Pilot LifeAmerica Insurance Company). Simultaneously with the merger, the Company’s name was changed from Jefferson Pilot LifeAmerica Insurance Company to Lincoln Life & Annuity Company of New York.

Prior to May 1, 1998, Jefferson Pilot LifeAmerica Insurance Company was known as Chubb Colonial Life Insurance Company. Effective April 30, 1997, the company, formerly an indirect wholly-owned subsidiary of The Chubb Corporation, became an indirect wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. On April 3, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the merger of the two companies operations.

The obligations of the Company as set forth in your policy, this Prospectus, and the Statement of Additional Information did not change as a result of either merger. The Company’s Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands and in the District of Columbia.

The Company writes individual life insurance and annuities, which are subject to New York law governing insurance.

Lincoln Financial Group is the marketing name for LNC and its affiliates, including the Company. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulations to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-453-8588; option 5 for customer service. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

If the Merger is approved, the following changes are made in the table headed “Portfolio Choices”:

•                  The section of the Portfolio Choices table headed “HYBRID” is deleted

•                  The following is added to the section of the Portfolio Choices table headed “ASSET ALLOCATION”

Portfolio Name	Objective	Manager
LVIP Delaware Foundation Conservative Allocation Fund	Seeks a combination of current income and preservation of capital with capital appreciation.	DMC

Please retain this Prospectus Supplement for future reference.

033-77496

Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

of Lincoln Life & Annuity Company of New York

Supplement to Statement of Additional Information

for

Lincoln Ensemble II Variable Universal Life Insurance Policy

May 1, 2009

The following is added immediately preceeding the section headed “More Information About the Policy”.

Capital Markets and Financial Ratings.

Beginning in 2008 and continuing as of this writing, the capital and credit markets have experienced an unusually high degree of volatility.  As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired.  During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.  In any particular year, our capital may increase or decrease depending on a variety of factors —the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financial strength as an insurance company.  The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically.  Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained.  In late September and early October of 2008, A.M. Best, Fitch, Moody’s and S&P each revised their outlook for the U.S. life insurance sector from stable to negative.  Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

033-77496